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          Please file this prospectus supplement with your records.



                         STRONG DISCOVERY FUND, INC.

                  Supplement to Prospectus dated May 1, 1995


Effective September 1995, Mr. Eric Fuchs will no longer serve as associate portfolio manager of Strong Discovery Fund. The Fund continues to be managed by Mr. Richard S. Strong, who has guided the Fund since its inception in 1987.

         The date of this Prospectus Supplement is September 19, 1995.